UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          Form 8-K

                       Current Report
  Pursuant to section 13 or 15(D) of the Securities Act of
                            1934

Date of Report (Date of earliest event reported): August 12, 2004
                                                  ---------------

               Dynasil Corporation of America
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   (Exact name of registrant as specified in its charter)

     New Jersey                                   22-1734088
     -----------                                  ----------
(State or other                                  (IRS Employer
jurisdiction of incorporation)                 Identification No.)


       385 Cooper Road, West Berlin, New Jersey, 08091
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          (Address of principal executive offices)


                       (856)-767-4600
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    (Registrant's telephone number, including area code)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

 ( c ) Exhibits

     99.1 Dynasil Corporation of America earnings press release dated August 12, 2004.


ITEM 12. RESULTS OF OPERATION AND FINANCIAL STATEMENTS.


     On August 12, 2004, Dynasil Corporation of America ("Registrant") issued a press release announcing its financial results for its third quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DYNASIL CORPORATION OF AMERICA

Date:     August 13, 2004              By:  /s/ John Kane
                               -----------------------------
                             John Kane
                             President, Chief Executive
                             Officer and Chief Financial
                             Officer









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                        EXHIBIT INDEX

99.1 Press release, dated August 12, 2004, issued by Dynasil
     Corporation of America announcing its financial results for the third quarter ended June 30, 2004.















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